UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available at www.dws-investments.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the Euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in the middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain risks such as currency fluctuation, political and economic changes, and market risks.

The European

Equity Fund, Inc.

Semi-Annual Report

June 30, 2009

20957

The European
Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS

A sudden shift in investors' risk appetite saw equity markets strongly recover from their steep losses in the first quarter. European equity indices rose more than 30% from their March lows until the end of June. Improving leading economic indicators and reduction of risk aversion were the main drivers of strong equity markets in the second quarter of 2009. The results of some banks and cyclicals were better than expected for the first quarter. Many companies used the improvement in equity markets and investor sentiment to increase their capital and strengthen their balance sheets. The fund's focus market, the European Monetary Union (EMU), posted a performance of 4.6% in the first half of 2009. There was a wide divergence of performance, even between the core countries of the EMU. On average, the smaller countries showed better performance than the larger countries with Luxembourg and Greece the top performers.

For the six month period ended June 30, 2009, the European Equity Fund's total return was 3.34% based on net asset value and 3.01% based on share price. During the same period, the total return of the fund's benchmark, the MSCI-EMU, was 3.75%.1

The fund's performance in the first half of 2009 was mainly attributable to allocation effects. Investments in Spain and Portugal contributed positively from a regional perspective, while Germany and Italy detracted from performance. From a sector perspective, the largest positive contributions in the first half were provided by the holdings in energy and information technology while financials was the biggest detractor. At the end of the first half, Germany represented the biggest overweight position in the fund from a country perspective, followed by Switzerland.2 The biggest underweight position continues to be France followed by Italy. From a sector perspective, the cyclical exposure within the fund was significantly increased during the second quarter as leading indicators started to show first signs of improvement and the risk of a collapse of the financial sector diminished. The fund established overweight positions in the materials and financial sectors and moved to underweight in the more defensive utility and telecom sectors.

Within the consumer sector we still have a pronounced underweight position. We added a position in German carmaker Daimler, which was trading at distressed levels despite a premium brand and increased financial flexibility after a capital increase. In the energy sector, we maintained a strong overweight position with an emphasis on oil service companies, the main beneficiaries of a recovery of the oil price as this should translate into additional investment spending into oil exploration. We added a position in the Norway-based energy company DNO, which is the first international company to sign production sharing contracts with the Kurdistan Regional Government, establishing a strong foothold in one of the most promising unexplored regions in the world. In the industrial sector, we added a position in Danish Vestas, the world leader in wind turbines.

In the financial sector we significantly changed our positioning during the second quarter. Starting with a very defensive stance, we added life insurance and selective banking exposure and reduced our non-life exposure. The current environment of sharply narrowing credit risk spreads, and increasing long-term interest rates is highly beneficial for life insurance companies.3

We added positions in the Dutch companies, ING and Aegon, the Italian company, UniCredit, the Swiss company, UBS, and the Greek company, Alpha Bank. Overall, we now

For additional information about the fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.eeafund.com.

LETTER TO THE SHAREHOLDERS (continued)

have a 2% overweight position in the financial sector with a still pronounced underweight position in the banking sector as we see more upside and less regulatory constraints in the life insurance sector.

In the materials sector, we significantly increased our exposure as we believe it is the cleanest way to position for a number of themes, such as China pick-up, asset reflation and operational leverage. We increased our position in ArcelorMittal, the global leader in the steel industry, and added a sizeable overweight position in German Wacker Chemie, an integrated manufacturer of silicones, polymers, semiconductor wavers and polysilicon. In addition, we initiated a position in Irish-based CRH, a producer of materials and products such as cement, asphalt and constructed related products.

The European Equity Fund purchased 122,103 of its shares in the open market during the first six months of 2009. The fund's discount to net asset value averaged 16.25% for the six months ending June 30, 2009 compared with 11.33% for the same period last year.

In July 2009 the fund announced that Deutsche Investment Management Americas Inc. (the "Manager") had strengthened the investment resources supporting the fund by adding Gerd Kirsten as a portfolio manager. The fund also announced that effective September 1, 2009 the aggregate fees payable by the fund to the Manager and Deutsche Asset Management International GmbH (the "Investment Adviser") will be reduced by 35 basis points for a one year period. See note 2 in the Notes to Financials for additional information.

1  The MSCI-EMU Index is an unmanaged capitalization weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing the Euro currency. MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2  "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

3  "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.eeafund.com.

ECONOMIC OUTLOOK

In Germany, while key business indices rose, the economic data remained weak amid the ongoing recession. Eurozone gross domestic product contracted by 2.5% in the first quarter of 2009 and was -4.7% in the second quarter 2009, while German GDP fell 3.8%.1 At the end of the second quarter 2009, German GDP was -5.9%. The European Central Bank (ECB) cut its 2009 GDP forecast for the Eurozone to -5.1%. Industrial production in the Eurozone fell by 20% compared with last year. Overall, economic data were mixed on balance, but the trend was mildly positive, indicating that the pace of economic slowdown has moderated.

Policy makers continued their supportive actions: the ECB cut key interest rates by another 50 basis points to a new record-low of 1.0%. In addition, the ECB said it will lend banks EUR 442 billion at 1% interest for 12 months, as it steps up efforts to increase credit provision in the 16-nation euro region. If leading economic indicators, supported by an unprecedented monetary expansion and sizeable fiscal stimuli packages around the world, continue to improve, risk aversion should further normalize and hence equities should perform reasonably well in the second half of 2009, especially as higher than normal levels of cash are still on the sidelines. Although there is clearly some risk to the economic recovery scenario, in the past equity markets showed the strongest performance while ISM indicators recovered from the trough to levels around 50.3

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

2  The ISM Manufacturing Index is a monthly index released by the Institute of Supply Management which tracks the amount of manufacturing activity that occurred in the previous month.

FUND HISTORY AS OF JUNE 30, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six-months		For the years ended December 31,
	ended June 30, 2009(b)		2008		2007		2006		2005		2004
Net Asset Value(a)	3.34%		(50.68)%		15.35%		34.01%		7.17%		12.58%
Market Value(a)	3.01%		(53.96)%		11.79%		42.35%		9.66%		7.25%
Benchmark	3.75	%(1)	(47.57	)%(1)	19.55	%(1)	36.29	%(1)	8.41	%(2)	15.91	%(3)

  (a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  (b)  Total returns shown for the six-month period are not annualized.

  (1)  Represents MSCI-EMU Index*.

  (2)  Represents DAX Index** for 1/1/05–10/31/05 and MSCI-EMU* for 11/1/05–12/31/05.

  (3)  Represents DAX Index**.

  *  The MSCI-EMU index is an unmanaged capitalization weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing the Euro currency. MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.

  **  DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risk including the loss of principal.

This Fund is diversified, but primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the Euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result, German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF JUNE 30, 2009 (continued)

STATISTICS:

Net Assets	$77,283,626
Shares Outstanding	12,192,380
NAV Per Share	$6.34

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total
05/11/09	06/05/09	$0.234	$—	$—	$0.234
05/06/08	05/15/08	$—	$0.124	$0.403	$0.527
12/21/07	12/31/07	$—	$—	$1.000	$1.000
05/03/07	05/15/07	$0.250	$—	$—	$0.250
12/21/06	12/28/06	$0.290	$—	$—	$0.290
05/05/06	05/15/06	$0.090	$—	$—	$0.090
12/22/05	12/30/05	$0.060	$—	$—	$0.060
12/22/04	12/31/04	$0.025	$—	$—	$0.025
05/06/04	05/14/04	$0.039	$—	$—	$0.039
11/19/02	11/29/02	$0.010	$—	$—	$0.010
11/19/01	11/29/01	$0.060	$—	$—	$0.060
09/03/01	09/17/01	$—	$—	$0.020	$0.020
11/20/00	11/29/00	$—	$—	$2.180	$2.180
09/01/00	09/15/00	$0.190	$—	$0.120	$0.310

OTHER INFORMATION:

NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/09)	1.71%

Fund statistics and expense ratios are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2009
(As a % of Common and Preferred Stocks)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2009
(As a % of Common and Preferred Stocks)

1.	Banco Santander	5.5%
2.	Telefonica	4.6%
3.	Total	4.5%
4.	AXA	4.5%
5.	Allianz	3.7%
6.	Arcelor Mittal	3.4%
7.	ING Groep	3.4%
8.	UniCredit SpA	3.4%
9.	Bayer	3.3%
10.	Saipem	3.2%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The Fund's SEC filings, including Form N-Q, are available on the SEC's Web site at www.sec.gov, and they also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question: How are corporate earnings and valuations being impacted by the recession? In the US, it is widely believed that economic recovery depends on stabilization of the housing market; what are the factors that will drive a recovery in Europe?

Answer: Not surprisingly, earnings are expected to decline, but it took the market some time to make this adjustment. In the second quarter of 2009, we saw a moderation of downward earnings revisions, after seeing consensus earnings cut during the first quarter by double-digits for 2009 and 2010 earnings. After two quarters of revisions, consensus earnings have become more realistic in light of the current economic environment. Whereas analysts had been expecting 2009 earnings growth for European companies (ex financials) of 15% at the beginning of the year, they are now expecting -27%. After this latest round of earnings reductions, European stocks now trade at approximately 13x p/e (price-to-earnings) for 2009 and 10x p/e for 2010. Therefore current valuations, even after the recent rally, coupled with the end of the earnings downgrade cycle provide suppo rt for equities. In looking toward an economic recovery, we may see significant divergence throughout the region, as some markets depend on domestic demand while others are more export-oriented and depend on a recovery in global demand.

Question: Given that credit markets have been such an important aspect of the ongoing economic and financial crisis, how have the companies in the fund's universe been impacted by access to credit?

Answer: Corporate debt in the European Monetary Union (EMU) has grown substantially over the past decade, though some countries have played a bigger role than others in that growth. Spain, for example, accounts for one-third of the growth in corporate debt in the EMU since 1999, while Germany's corporate debt has remained fairly stable. By 2008, debt servicing costs had risen as companies borrowed to fund capital expenditures. Given the economic slowdown and recent capital expenditure investments, many companies have excess capacity and do not need access to credit to fund long-term investments at the moment. However, demand for short-term financing to fund working capital expenditures or refinance debt remains strong. Not surprisingly, supply of credit to the corporate sector has declined in 2009. As a result, companies have started turning to the equity m arkets for their financing needs, bringing about corporate de-leveraging.

Question: What are the current investment themes expressed in the fund?

Answer: The volatile investment environment we have seen over the past year has required an increased focus on tactical positioning of the fund, at times moving to a defensive stance and at other times positioning the fund to benefit from a market rebound. On a longer term horizon, however, one of the key themes in the fund is climate change. We believe that alternative energy is one of the most interesting structural growth stories and should therefore be emphasized in the portfolio construction. The fund's focus within climate change investing is targeted at two key areas: alternative energy and companies whose products and services improve energy efficiency. Examples of European companies active in these areas that the fund has been invested in during 2009 include Vestas, a Danish company that is the world leader in wind turbines; Wacker Chemie, the Germ an manufacturer of polysilicon, which is the raw material for solar power; and Linde, a world leader in hydrogen technology development.

Question: What steps has the fund taken to enhance the investment performance?

Answer: The fund announced at the end of July that it has strengthened the investment resources supporting the fund. Specifically, Gerd Kirsten, a talented stock picker is now evaluating securities for Deutsche Asset Management International GmbH, the fund's investment adviser. Mr. Kirsten has 20 years of industry experience and most recently was a partner and fund manager at F&V Vermoegensverwaltung AG in Berlin before joining DB Advisors earlier this year. We expect the addition of Mr. Kirsten to further strengthen the talented team managing and advising the fund. Mr. Kirsten brings a new perspective which should serve the fund well.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 31.7%
	COMMON STOCKS – 30.3%
	AIRLINES – 2.0%
125,000	Deutsche Lufthansa	$1,565,541
	AUTOMOBILES – 2.8%
60,000	Daimler	2,169,387
	CHEMICALS – 6.3%
28,000	BASF	1,112,519
22,000	Linde	1,802,858
17,000	Wacker Chemie	1,951,269
		4,866,646
	CONSTRUCTION & ENGINEERING – 0.7%
16,000	Bauer†	570,874
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.4%
160,000	Deutsche Telekom	1,884,960
	ELECTRIC UTILITIES – 2.3%
50,000	E.ON	1,768,553
	INDUSTRIAL CONGLOMERATES – 3.7%
22,000	Rheinmetall†	951,877
27,500	Siemens	1,896,040
		2,847,917
	INSURANCE – 3.7%
31,000	Allianz	2,853,427
	INTERNET SOFTWARE & SERVICES – 1.7%
110,000	United Internet*	1,286,654
	PHARMACEUTICALS – 3.3%
47,000	Bayer	2,519,367
	SOFTWARE – 1.4%
15,000	Software	1,060,500
	Total Common Stocks (cost $26,877,232)	23,393,826

Shares	Description	Value(a)
	PREFERRED STOCKS – 1.4%
	HEALTH CARE EQUIPMENT & SUPPLIES – 1.4%
20,000	Fresenius (cost $805,663)	$1,079,645
	Total Investments in German Securities (cost $27,682,895)	24,473,471
INVESTMENTS IN FRENCH COMMON STOCKS – 17.5%
	COMPUTERS & PERIPHERALS – 1.1%
25,000	Gemalto*	864,641
	ELECTRICAL EQUIPMENT – 1.8%
24,000	Alstom†	1,415,571
	FOOD PRODUCTS – 2.0%
30,876	Danone†	1,523,420
	INSURANCE – 4.4%
182,100	AXA	3,419,742
	MULTI-UTILITIES – 1.4%
28,623	GDF Suez	1,065,415
	OIL, GAS & CONSUMABLE FUELS – 4.5%
64,000	Total	3,453,966
	TEXTILES, APPAREL & LUXURY GOODS – 2.3%
23,000	LVMH Moet Hennessy Louis Vuitton	1,754,808
	Total Investments in French Common Stocks (cost $16,338,168)	13,497,563
INVESTMENTS IN SPANISH COMMON STOCKS – 16.3%
	COMMERCIAL BANKS – 5.4%
350,000	Banco Santander	4,201,889
	DIVERSIFIED TELECOMMUNICATION SERVICES – 4.6%
157,000	Telefonica	3,549,503
	ELECTRIC UTILITIES – 2.6%
250,000	Iberdrola*	2,026,613

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN SPANISH COMMON STOCKS – 16.3% (continued)
	ENERGY EQUIPMENT & SERVICES – 1.5%
25,000	Tecnicas Reunidas*	$1,179,152
	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 1.2%
200,000	Iberdrola Renovables*	913,028
	IT SERVICES – 1.0%
36,000	Indra Sistemas	778,808
	Total Investments in Spanish Common Stocks (cost $11,005,985)	12,648,993
INVESTMENTS IN DUTCH COMMON STOCKS – 10.2%
	CONSTRUCTION & ENGINEERING – 1.1%
38,000	Grontmij†	874,038
	DIVERSIFIED FINANCIAL SERVICES – 3.4%
260,000	ING Groep*	2,615,271
	ENERGY EQUIPMENT & SERVICES – 1.2%
23,000	Fugro	952,241
	FOOD PRODUCTS – 2.5%
80,000	Unilever	1,925,913
	INSURANCE – 2.0%
250,000	Aegon*	1,536,789
	Total Investments in Dutch Common Stocks (cost $9,350,204)	7,904,252

Shares	Description	Value(a)
INVESTMENTS IN ITALIAN COMMON STOCKS – 6.5%
	COMMERCIAL BANKS – 3.4%
1,036,792	UniCredit*	$2,610,111
	ENERGY EQUIPMENT & SERVICES – 3.1%
100,000	Saipem	2,431,935
	Total Investments in Italian Common Stocks (cost $4,570,293)	5,042,046
INVESTMENTS IN SWISS COMMON STOCKS – 6.3%
	CAPITAL MARKETS – 1.8%
115,000	UBS*	1,405,767
	INSURANCE – 1.8%
2,500	Helvetia Holding	661,102
4,000	Zurich Financial Services	704,194
		1,365,296
	LIFE SCIENCES TOOLS & SERVICES – 1.2%
9,000	Lonza Group†	893,212
	SOFTWARE – 1.5%
70,000	Temenos Group†	1,191,133
	Total Investments in Swiss Common Stocks (cost $3,640,401)	4,855,408
INVESTMENTS IN LUXEMBOURG COMMON STOCKS – 3.4%
	METALS & MINING – 3.4%
80,000	ArcelorMittal (cost $1,778,606)	2,624,358

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN NORWEGIAN COMMON STOCKS – 2.0%
	COMMUNICATIONS EQUIPMENT – 1.0%
47,000	Tandberg	$790,305
	OIL, GAS & CONSUMABLE FUELS – 1.0%
600,000	DNO International*	745,608
	Total Investments in Norwegian Common Stocks (cost $1,438,914)	1,535,913
INVESTMENTS IN PORTUGESE COMMON STOCKS – 1.8%
	OIL, GAS & CONSUMABLE FUELS – 1.8%
100,000	Galp Energia (cost $2,304,198)	1,402,500
INVESTMENTS IN IRISH COMMON STOCKS – 1.5%
	CONSTRUCTION MATERIALS – 1.5%
50,000	CRH (cost $1,163,147)	1,143,038
INVESTMENTS IN DANISH COMMON STOCKS – 1.0%
	ELECTRICAL EQUIPMENT – 1.0%
11,000	Vestas Wind Systems* (cost $677,115)	788,245
INVESTMENTS IN GREEK COMMON STOCKS – 1.0%
	COMMERCIAL BANKS – 1.0%
70,000	Alpha Bank* (cost $843,827)	765,765
	Total Investments in Common and Preferred Stocks – 99.2% (cost $80,793,753)	76,681,552

Shares	Description	Value(a)
SECURITIES LENDING COLLATERAL CASH EQUIVALENTS – 7.0%
5,436,956	Daily Assets Fund Institutional, 0.48% ($5,436,956)(b)(c)	$5,436,956
CASH EQUIVALENTS – 0.3%
211,068	Cash Management QP Trust, 0.27%(c) (cost $211,068)	211,068
Total Investments – 106.5%	(cost $86,441,777)	82,329,576
	Other Assets and Liabilities, Net – (6.5%)	(5,045,950)
	NET ASSETS–100.0%	$77,283,626

*  Non-income producing security.

(a)  Values stated in US dollars.

†  All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2009 amounted to $5,114,867, which is 6.6% of the net assets.

(b)  Represents collateral held in connection with securities lending. Income earned by the fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (unaudited) (continued)

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to the Financial Statements.

Category	Level 1	Level 2		Level 3	Total
Common Stocks and/or Other Equity Investments(d)
Germany	$24,473,471	$0		$0	$24,473,471
France	13,497,563	0		0	13,497,563
Spain	12,648,993	0		0	12,648,993
Netherlands	7,904,252	0		0	7,904,252
Italy	5,042,046	0		0	5,042,046
Switzerland	4,855,408	0		0	4,855,408
Luxembourg	2,624,358	0		0	2,624,358
Norway	1,535,913	0		0	1,535,913
Portugal	1,402,500	0		0	1,402,500
Ireland	1,143,038	0		0	1,143,038
Denmark	788,245	0		0	788,245
Greece	765,765	0		0	765,765
Short-Term Instruments(d)	5,436,956	211,068	(e)	0	5,648,024
Total	$82,118,508	$211,068		$0	$82,329,576

(d)  See Investment Portfolio for additional detailed categorizations.

(e)  Investment in Cash Management QP Trust, an affiliated fund, is reflected as Level 2 since it is available only to affiliated funds.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009 (unaudited)

ASSETS
Investments, at value (cost $80,793,753) — including $5,114,867 of securities loaned	$76,681,552
Investment in Cash Management QP Trust (cost $211,068)	211,068
Investment in Daily Assets Fund Institutional (cost $5,436,956)*	5,436,956
Total Investments, at value (cost $86,441,777)	82,329,576
Foreign currency, at value (cost $761,626)	768,328
Receivable for investments sold	504,052
Dividends receivable	25,918
Foreign withholding tax refund receivable	76,017
Interest receivable	9,428
Other assets	14,339
Total assets	83,727,658
LIABILITIES
Payable upon return of securities loaned	5,436,956
Payable for investments purchased	821,866
Management fee payable	37,566
Investment advisory fee payable	21,452
Payable for Directors' fees and expenses	15,605
Accrued expenses and accounts payable	110,587
Total liabilities	6,444,032
NET ASSETS	$77,283,626
Net assets consist of:
Paid-in capital $0.001 par (Authorized 80,000,000 shares)	162,120,637
Cost of 4,656,896 shares held in Treasury	(36,268,836)
Undistributed net investment income	1,426,841
Accumulated net realized loss on investments and foreign currency	(45,892,847)
Net unrealized depreciation on investments and foreign currency	(4,102,169)
Net assets	$77,283,626
Net asset value per share ($77,283,626 ÷ 12,192,380 shares of common stock issued and outstanding)	$6.34

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)

For the six-months ended June 30, 2009
NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $376,301)	$1,920,314
Interest — Cash Management QP Trust	473
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	155,764
Total investment income	2,076,551
Expenses:
Management fee	214,921
Investment advisory fee	120,990
Custodian fee	17,606
Services to shareholders	18,553
Reports to shareholders	31,208
Directors' fees and expenses	44,329
Legal fee	87,500
Audit and tax fee	29,785
NYSE listing fee	11,718
Insurance	8,989
Miscellaneous	5,412
Net expenses	591,011
Net investment income	1,485,540
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(24,505,871)
Foreign currency	140,893
Change in net unrealized appreciation (depreciation) on:
Investments	25,550,578
Foreign currency	(405,489)
Net gain (loss)	780,111
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,265,651

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the six-months ended June 30, 2009 (unaudited)	For the year ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,485,540	$3,007,549
Net realized gain (loss) on:
Investments	(24,505,871)	(19,600,777)
Foreign Currency	140,893	(248,868)
Changes in net unrealized appreciation (depreciation) on:
Investments	25,550,578	(64,287,899)
Foreign currency	(405,489)	160,921
Net increase (decrease) in net assets resulting from operations	2,265,651	(80,969,074)
Distributions to shareholders from:
Net investment income	(2,813,655)	—
Net realized gains	—	(6,449,134)
Total distributions to shareholders	(2,813,655)	(6,449,134)
Capital share transactions:
Net proceeds from reinvestment of dividends (207,315 and 0 shares, respectively)	1,167,182	—
Cost of shares repurchased (122,103 and 141,900 shares, respectively)	(598,925)	(980,612)
Net increase (decrease) in net assets from capital share transactions	568,257	(980,612)
Total increase (decrease) in net assets	20,253	(88,398,820)
NET ASSETS
Beginning of year	77,263,373	165,662,193
End of year (including undistributed net investment income of $1,426,841 and $2,754,956 as of June 30, 2009 and December 31, 2008, respectively)	$77,283,626	$77,263,373

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

	For the six-months ended June 30,		For the years ended December 31,
	2009 (unaudited)		2008	2007	2006	2005	2004
Per share operating performance:
Net asset value:
Beginning of period	$6.38		$13.52	$12.94	$9.95	$9.35	$8.38
Net investment income (loss)(a)	.12		.25	.16	.10	.06	(.01)
Net realized and unrealized gain (loss) on investments and foreign currency	.08		(6.87)	1.71	3.27	.47	1.00
Increase (decrease) from investment operations	.20		(6.62)	1.87	3.37	.53	.99
Distributions from net investment income	(.23)		—	(.25)	(.38)	(.06)	(.06)
Distributions from net realized gains	—		(.53)	(1.00)	—	—	—
Total distributions†	(.23)		(.53)	(1.25)	(.38)	(.06)	(.06)
Increase resulting from tender offer	—		—	—	—	0.12	—
Dilution in NAV from dividend reinvestment	(.02)		—	(.04)	—	—	—
Increase resulting from share repurchases	.01		.01	—	.00 (b)	.01	.04
Net asset value:
End of period	$6.34		$6.38	$13.52	$12.94	$9.95	$9.35
Market value:
End of period	$5.39		$5.45	$12.39	$12.20	$8.84	$8.11
Total investment return for the period†
Based upon market value	3.01	%****	(53.96)%	11.79%	42.35%	9.66%	7.25%
Based upon net asset value	3.34	%****	(50.68)%	15.35%	34.01%	7.17%	12.58%
Ratio to average net assets:
Total expenses	1.71	%***	1.43%	1.23%**	1.60%**	1.74%**	1.58%**
Net investment income (loss)	2.13	%*****	2.40%	1.18%	.89%	.70%	(.13)%
Portfolio turnover	43	%****	85%	78%	64%	107%	205%
Net assets at end of period (000's omitted)	$77,284		$77,263	$165,662	$152,986	$117,700	$140,037

  (a)  Based on average shares outstanding during the period.

  (b)  Amount is less than $0.005 per share.

  †  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  **  Prior to February 2007 custody credits were earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.23%, 1.59%, 1.73%, and 1.57% for 2007, 2006, 2005, and 2004, respectively.

  ***  Annualized.

  ****  Not Annualized.

  *****  Not Annualized. The ratio for the six-months ended June 30, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determi ning value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or elevated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities. T he Fund calculates its net asset value per share at 11:30 a.m., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investme nt Americas Inc. receives a management/administration fee (0.17% annual effective rate as of June 30, 2009) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (unaudited) (continued)

investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

The cost of investments at June 30, 2009 was $86,441,777 for United States Federal income tax purposes. Accordingly, as of June 30, 2009, net unrealized depreciation of investments aggregated $4,112,201, of which $10,697,289 and $14,809,490 related to gross unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2008 of approximately $9,005,000, which may be applied against any realized net taxable gains of each succeeding year until fully realized or until December 31, 2016, whichever occurs first.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred approximately $12,522,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $50 million, and 0.55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the six-months ended June 30, 2009, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.97% of the Fund's average net assets. The Manager and Investment Adviser have agreed to implement temporary partial fee waivers. Effective September 1, 2009, the aggregate fees payable by the Fund to the Manager and the Investment Adviser will be reduced by 35 basis points for a on e year period. As a result, the aggregate investment management and investment advisory fees payable by the Fund during the waiver period will be .65% of the first

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (unaudited) (continued)

$50 million of the Fund's average weekly net assets, 0.55% of the next $50 million of average weekly net assets, and 0.45% of average weekly net assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying function to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six-months ended June 30, 2009, the amount charged to the Fund by DISC aggregated $18,553, of which $9,387 is unpaid.

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six-months ended June 30, 2009, Deutsche Bank AG and its affiliates did not receive brokerage commissions.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six-months ended June 30, 2009 were $32,153,465 and $29,435,844, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments, and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the six-months ended June 30, 2009 and the year ended December 31, 2008, the Fund purchased 122,103 and 141,900 of its shares of common stock on the open market at a total cost of $598,925 and $980,612 ($4.91 and $6.91 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 15.47% and 13.70%, respectively. These shares are held in Treasury. During the six-months ended June 30, 2009, the fund reissued 207,315 ($5.63 average per share) held in Treasury as part of the dividend reinvestment plan, respectively. The average discount of

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (unaudited) (continued)

these reissued shares comparing the reissue price to the net asset value at the time of re-issuance was 15.81%.

NOTE 7. REVIEW FOR SUBSEQUENT EVENTS

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events", adopted by the Fund as of June 30, 2009, events and transactions through August 24, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Apart from the previously disclosed investment management and investment advisory fee waivers (see Note 2), management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

THE EUROPEAN EQUITY FUND, INC.
REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited)

The Annual Meeting of Stockholders of The European Equity Fund, Inc. was held on June 30, 2009. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect four Directors, each to serve a term of three years and until their successors are elected and qualify.

	Number of Votes:
Director	For	Abstain
Detlef Bierbaum	7,668,705	2,263,050
John H. Cannon	7,698,199	2,233,556
Richard Karl Goeltz	7,687,944	2,243,811
Robert H. Wadsworth	7,695,332	2,236,423

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2009.

Number of Votes:
For	Against	Abstain
8,595,305	190,875	145,574

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site — www.eeafund.com — (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

DR. KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RITA RUBIN

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

R-9026-1 (2/09)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMU index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.eeafund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

The names of the persons primarily responsible for the day-to-day management of the Fund and their business experience during at least the past five years are set forth below. Gerd Kirsten replaced Martin Rother as one of the portfolio managers responsible for the day-to-day management of the Fund as of July 20, 2009.

Ralf Oberbannscheidt, Managing Director

•	Joined Deutsche Asset Management in 1999 and the Fund in 2006.
•

Prior to that, served as senior portfolio manager for Global Equities and Global Sector head of Telecommunications, after 3 years of experience, including portfolio management at SEB Enskilda, Luxemberg and various positions at Dresdner Bank AG, Germany.

•	Master’s degree in business administration from the University of Trier, MBA International Business, MIIS Monterey, USA, completed bank training at Dresdner Bank, Duesseldorf.

Gerd Kirsten, CFA, Managing Director

•	Head of Institutional Equities, Europe: Frankfurt
•	Joined Deutsche Asset Management and the Fund in 2009.

•

Previously, 1990-99 worked in New York for HVB Capital, the US investment bank of Hypovereinsbank and 1999-2004 with Deka Investment as senior portfolio manager, 2004-2009 Partner and Managing Director of F&V Vermoegensverwaltung AG and fund manager of the innovative Dynamic Europe Fund.

•	MBA in Finance from Columbia University, New York and Diplom-Kaufmann in Banking from Technical University, Berlin.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary – Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation – Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank equity, equity linked vehicle, and restricted cash. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the portfolio manager’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals earn a total compensation package that is highly competitive. As variable compensation increases, the percentage awarded in long-term incentives also increases. Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of DB policies and procedures.

•

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

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The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining variable compensation than the qualitative portion.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s semiannual period ended June 30, 2009.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned

Ralf Oberbannscheidt	—	—
Gerd Kirsten	—	—

Because the Fund’s portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s semiannual period ended June 30, 2009.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts

Ralf Oberbannscheidt	3	$721,606,887	—	—
Gerd Kirsten	—	—	—	—

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Ralf Oberbannscheidt	6	$2,183,890,006	—	—
Gerd Kirsten	3	$232,104,658	—	—

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

Ralf Oberbannscheidt	—	—	—	—
Gerd Kirsten	—	—	—	—

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

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Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

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To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

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The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased*	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	28,400	$5.0613	n/a	n/a
February 1 through February 28	12,600	$4.6137	n/a	n/a
March 1 through March 31	11,200	$3.7759	n/a	n/a
April 1 through April 30	19,400	$4.7205	n/a	n/a
May 1 through May 31	44,203	$5.1760	n/a	n/a
June 1 through June 30	6,300	$5.4583	n/a	n/a

Total	122,103	$4.9051	n/a	n/a

* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The European Equity Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 25, 2009